UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 21, 2008

SILVERSTAR HOLDINGS, LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	0-27494	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

Clarendon House, Church Street, Hamilton, HM CX, Bermuda
(Address of Principal Executive Offices with Zip Code)

Registrant’s telephone number, including area code: (441) 295-1422

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure.

        On July 21, 2008 and July 22, 2008, Silverstar Holdings, Ltd. (the “Registrant”) issued the press releases attached hereto as Exhibits 99.1 and 99.2, which are incorporated by reference herein and furnished pursuant to Item 7.01 of Form 8-K.

        The information in this Current Report on Form 8-K under this item 7.01, including the information set forth in Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.        Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of the Registrant dated July 21, 2008.

99.2	Press release of the Registrant dated July 22, 2008.

SIGNATURE

              Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2007

SILVERSTAR HOLDINGS, LTD.

By:

Name: Clive Kabatznik
Title: Chief Executive Officer